UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

January 13, 2016

Date of Report (Date of earliest event reported)

Rentrak Corporation

(Exact name of Registrant as specified in its charter)

Oregon	000-15159	93-0780536
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7700 NE Ambassador Place

Portland, Oregon 97220

(Address of Principal Executive Offices and Zip Code)

503-284-7581

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The purpose of this Current Report on Form 8-K is to update the joint proxy statement/prospectus (the “Joint Proxy Statement”) included in the Registration Statement on Form S-4, file No. 333-207714 (the “Registration Statement”) filed by comScore, Inc. (“comScore”) with the Securities and Exchange Commission (the “SEC”) and declared effective by the SEC on December 23, 2015, and the joint proxy statement/prospectus filed by Rentrak Corporation (“Rentrak”) with the SEC on December 23, 2015, in each case concerning the Agreement and Plan of Merger and Reorganization, dated as of September 29, 2015 (the “Merger Agreement”), by and among Rentrak, comScore and Rum Acquisition Corporation (“Merger Sub”). The Joint Proxy Statement was first mailed to the shareholders of Rentrak on or about December 28, 2015.

As disclosed in the Joint Proxy Statement, following the announcement of the execution of the Merger Agreement, four purported class action lawsuits relating to the Merger Agreement were filed on behalf of Rentrak shareholders in the Multnomah County Circuit Court in Oregon against Rentrak, members of Rentrak’s board of directors, comScore and Merger Sub, and in the lawsuit of Nathan v. Rentrak Corporation, et al., No. 15CV27429, filed on October 9, 2015, and a First Amended Class Action Complaint filed on November 19, 2015 also against Rentrak’s Chief Financial Officer and Chief Operating Officer, David Chemerow, (collectively, the “Defendants”), which lawsuits were subsequently consolidated into a single action captioned In re Rentrak Corporation Shareholders Litigation, Consolidated Lead Case No. 15cv27429 (the “Oregon Action”).

The Defendants believe that no further disclosure is required to supplement the Joint Proxy Statement under applicable laws; however, to avoid the risk that the Oregon court may issue an injunction in connection with the Oregon Action, which would delay or otherwise adversely affect the completion of the proposed merger, comScore and Rentrak decided to make specific supplemental disclosures to the Joint Proxy Statement related to the proposed merger, which supplemental disclosures are set forth below (the “Supplemental Disclosures”). The Supplemental Disclosures should be read in conjunction with the Joint Proxy Statement, which should be read in its entirety. The information contained in this Current Report is incorporated by reference into the Joint Proxy Statement. Nothing in this Current Report shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein.

SUPPLEMENTAL DISCLOSURES

This supplemental information should be read in conjunction with the Joint Proxy Statement, which should be read in its entirety. The information contained herein is incorporated by reference into the Joint Proxy Statement. Defined terms used but not defined herein have the meanings set forth in the Joint Proxy Statement, and all page references refer to pages of the Joint Proxy Statement.

The following disclosure is to be added at the end of the second paragraph on page 37 under the heading “Background of the Merger.”

A managing director of Goldman Sachs International (an affiliate of Goldman Sachs), who was not involved in the transaction, is a son of WPP plc’s Chief Executive Officer, Sir Martin Sorrell.

The following disclosure supplements and restates the first table on page 70 under the heading “Summary of Prospective Financial Information Reviewed by the Rentrak Board and Rentrak’s Financial Advisor.” The restated table is identical to the table in the Joint Proxy Statement, except for the addition of the last two rows, entitled “Taxes, Change in Working Capital and Stock-Based Compensation” and “Unlevered Free Cash Flow,” respectively, and the related footnote, each of which were provided to the Rentrak Board for its use in evaluating the merger and, in connection therewith, also provided to Goldman Sachs.

Summary of the Revised Rentrak Projections

For Fiscal Years Ending March 31

	2016E	2017E	2018E	2019E	2020E
	($ in millions)
TV Everywhere Revenue	$89.6	$140.9	$205.7	$279.8	$349.7
Other Revenue	$53.2	$60.6	$69.0	$78.5	$89.3

Total Revenue	$142.9	$201.5	$274.7	$358.4	$439.1
Cost of Sales	(47.5)	(67.9)	(98.2)	(136.2)	(181.0)

Gross Profit	$95.3	$133.6	$176.5	$222.1	$258.1
Adjusted EBITDA (1)	$25.6	$43.3	$64.8	$89.9	$101.4
Adjusted EBITDA less Total Capital Expenditures (1)(2)	$11.8	$21.1	$28.5	$33.8	$25.0
Taxes, Change in Working Capital and Stock-Based Compensation (3)	$11.1	$16.7	$22.5	$29.5	$30.3

Unlevered Free Cash Flow	$0.7	$4.4	$6.0	$4.3	$(5.3)

(1)	Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation expense and other non-operating items. Adjusted EBITDA is a non-GAAP measure and should not be considered as an alternative to net income (loss) (the most comparable GAAP financial measure to Adjusted EBITDA).

(2)	Capital Expenditures is defined as the purchase of property and equipment as well as the capitalization of internally developed software for our business information service offerings. Total Capital Expenditures are estimated to increase over the periods indicated in the tables above as a result of the expected investment that would be required to construct a digital measurement system if Rentrak remained an independent company.
(3)	Includes taxes at an assumed tax rate of 35%, changes in working capital and the add back of stock-based compensation.

The following disclosure is to be added following the penultimate sentence of the fourth full paragraph on page 80 under the heading “Opinion of Rentrak’s Financial Advisor.”

During the two year period ended September 29, 2015, the Investment Banking Division of Goldman Sachs received compensation for financial advisory and/or underwriting services provided to WPP plc and/or its affiliates of approximately $5 million.

Forward-Looking Statements

Information in this Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including with respect to the anticipated timing, completion and effects of the proposed merger between comScore and Rentrak and certain financial projections. These statements are based on management’s current expectations and beliefs, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include statements about future financial and operating results and other statements regarding the proposed transaction. Forward-looking statements may contain words such as “will be,” “will,” “expected,” “anticipate,” “continue,” or similar expressions, and include the assumptions that underlie such statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of the comScore stockholders or Rentrak shareholders to approve the proposed merger; failure to achieve regulatory approval; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; the ability to retain key employees, customers and suppliers; and other factors, including those set forth in the most current Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed by comScore and Rentrak with the SEC. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and comScore and Rentrak are under no obligation (and expressly disclaim any such obligation) to update or revise their forward-looking statements whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

In connection with the proposed merger, comScore has filed a registration statement on Form S-4, which was declared effective on December 23, 2015 and includes a prospectus and related materials to register the shares of comScore common stock to be issued in the merger, a joint proxy statement/prospectus of comScore and Rentrak, and other documents concerning the proposed merger, with the SEC. The registration statement and joint proxy statement/prospectus contain important information about the proposed merger and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT COMSCORE, RENTRAK, AND THE PROPOSED MERGER. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus and any other documents filed by comScore and Rentrak with the SEC at the SEC’s website at www.sec.gov. They may also be obtained for free by contacting comScore Investor Relations by mail at comScore, Inc., 11950 Democracy Drive, Suite 600, Reston, Virginia 20190, Attention: Investor Relations, by telephone at (703) 438-2100, or by going to comScore’s Investor Relations page at http://ir.comscore.com/contactus.cfm, or by contacting Rentrak Investor Relations by mail at Rentrak Corporation, 7700 N.E. Ambassador Place, Portland, Oregon 97220, Attention: Investor Relations, by telephone at (503) 284-7581, or by going to Rentrak’s Investor Relations page at http://investor.rentrak.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2016

RENTRAK CORPORATION

By:	/s/ David I. Chemerow
Name:	David I. Chemerow
Title:	Chief Operating Officer, Chief Financial Officer and Secretary